FOR RELEASE
BLACKROCK AND MERRILL LYNCH INVESTMENT MANAGERS
TO COMBINE, FORMING ONE OF THE WORLD’S LARGEST INDEPENDENT
INVESTMENT MANAGEMENT FIRMS
•	Combined Firm to Have $1 Trillion in Assets Under Management
•	Will be a Top-Ten Asset Manager Worldwide
•	Will Rank As #1 Fixed Income Manager in the U.S.
•	Will Operate under BlackRock Name; Merrill Lynch to Have a 50% Stake
•	Brings Together Two Firms with Strong Investment Performance Track Records and Highly Complementary Strengths Across Asset Classes, Products, Channels, Geographies
NEW YORK, February 15, 2006 — BlackRock, Inc. (NYSE: BLK), and Merrill Lynch (NYSE: MER) today announced that they have reached an agreement to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (MLIM), and BlackRock to create a new independent company that will be one of the world’s largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch’s stake will go to 49.8%, and it will have a 45% voting interest in the combined company. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members.
The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe.
The transaction, which has been approved by the boards of directors of both companies, is expected to close in the third quarter of 2006. To ensure continuity of management and high levels of service to clients of both companies, Laurence D. Fink, CEO of BlackRock, will serve as Chairman and Chief Executive Officer of the combined company, and Ralph L. Schlosstein will continue to serve as President and a Director. Robert C. Doll, President and Chief Investment Officer of MLIM, will become a Vice Chairman, CIO of Global Equities, and Chairman of the Private Client Operating Committee. Mr. Doll and Robert S. Kapito, Vice Chairman and Head of Portfolio Management of BlackRock, are both expected to become members of the combined company’s Board of Directors, subject to the Board’s approval. Stan O’Neal, Chairman and Chief Executive Officer of Merrill Lynch, and Gregory J. Fleming, President, Global Markets & Investment Banking, Merrill Lynch, are expected to serve as Merrill’s designees on the Board.
Extraordinary Scale, Reach and Client Service
“Joining forces with Merrill Lynch Investment Managers represents a truly transformational opportunity — the combined company will have broad investment and risk management capabilities and extraordinary global scale that will enhance our collective ability to serve individual and institutional investors worldwide,” commented Mr. Fink. “MLIM and BlackRock are highly complementary, in terms of both expertise and culture. Together, we will benefit from a singular focus on investment and risk management, as well as a deep pool of talented professionals who share a commitment to teamwork, excellence and integrity. We will also benefit from an ongoing strategic partnership with Merrill Lynch as we work together to serve our shared clients. Lastly, we will move quickly to establish a robust operating platform that leverages our BlackRock Solutions capabilities and ensures a seamless transition for BlackRock and MLIM clients.”
“Having an expanded presence in the asset management business has been a strategic priority for Merrill Lynch for some time,” said Mr. O’Neal. “By merging MLIM with BlackRock, Merrill Lynch will realize a major objective — the transformation of our asset management unit into a major component of what we believe will be one of the world’s preeminent, diversified global money management organizations. We will gain what amounts to a half-interest in a firm twice the size of our unit, with enhanced growth prospects, both organically and through potential acquisitions, with its own publicly traded stock. Additionally, this transaction frees up significant capital for Merrill Lynch, which we can deploy to further enhance shareholder value.”
“We have a team of outstanding investment management professionals who look forward to becoming partners with the BlackRock team,” said Mr. Doll. “Both firms have very similar cultures, emphasizing teamwork, integrity, operational excellence and superior client service as they seek strong investment returns. We will build one company that reflects the best of both organizations. The combined company will leverage each organization’s strong momentum and will be well positioned to expand its products and distribution capabilities.”
Merger to Build Scale, Scope and Product Range
The new BlackRock will provide a wide range of investments, including significant offerings in every major asset class, encompassing equity, fixed income, liquidity, and alternatives. Capabilities will include U.S. and non-U.S. products in each asset class, including products created in investment centers in the U.S., London, Edinburgh, Tokyo, and Australia. In order to best serve clients’ needs, various products will be available as separate accounts, open-end funds and closed-end funds.
BlackRock and MLIM complement each other in distribution platforms. MLIM’s industry-leading retail presence in the U.S. and its strong reputation in Europe and Asia match up well with BlackRock’s global institutional client base. MLIM has a strong mutual fund platform with 154 mutual funds globally. In the U.S. MLIM manages 108 open and closed end stock and bond funds, 42 of which are rated 4-or 5- star by Morningstar. These will join with BlackRock’s group of more than 100 funds to give investors a broad array of choices in equity, fixed income and liquidity funds.
On a combined basis as of December 31, 2005, the proposed company managed $286 billion in equity/balanced, $415 billion in fixed income, $208 billion in liquidity, $38 billion in alternative and real estate investments, and $44 billion in retail separately managed accounts.
BlackRock will also continue to provide leading risk management and advisory services to a wide variety of major institutional clients through BlackRock Solutions.
Terms of the Transaction
The transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions.
Under the terms of the agreement, Merrill Lynch will have certain restrictions on the sale or acquisition of shares in the new BlackRock, but will have the right to maintain its ownership percentage in the event of BlackRock’s issuance of additional shares in the future.

The transaction will result in a gain to Merrill Lynch, net of certain transaction-related expenses, based on the value of the BlackRock stock received at closing. Based on BlackRock’s closing price on February 14, the net after-tax gain would amount to approximately $1.1 billion. Additionally, Merrill Lynch expects that the elimination of goodwill associated with the MLIM segment will free up a significant amount of equity capital to be redeployed into growth initiatives or share repurchases.
Following closing, Merrill Lynch expects to reflect its investment in the stock of the combined company in its financial statements using the equity method of accounting, and will record its proportionate share of the new BlackRock’s net earnings as a component of net revenues.
In 2007, Merrill Lynch expects the transaction to be slightly dilutive to its earnings and earnings per share. In 2008, once transaction synergies are fully realized, Merrill Lynch expects the transaction to be neutral to its earnings and earnings per share assuming no redeployment of equity capital freed up by the transaction, and accretive assuming redeployment of capital.
Independent Board Majority
The Board of Directors of the new BlackRock will be comprised of a majority of independent Directors. Committed to best practices in corporate governance, the audit, nominating and compensation committees of the Board will be composed solely of independent Directors.
As a result of the transaction, The PNC Financial Services Group, Inc. (NYSE: PNC) — which bought BlackRock in 1995 and currently owns 70% of the company — will maintain a 34% share in the combined company, and approximately 17% will be held by employees and public shareholders.
In connection with the transaction, Citigroup Corporate and Investment Banking acted as exclusive financial advisor and Skadden Arps provided legal counsel to BlackRock.
Conference Call
Laurence D. Fink, chairman and chief executive officer of BlackRock; James E. Rohr, chairman and chief executive officer of PNC; Stan O’Neal, chairman and chief executive officer of Merrill Lynch; Bob Doll, president and chief investment officer of MLIM; and Jeff Edwards, senior vice president and chief financial officer of Merrill Lynch, will host a joint conference call today at 8:30 a.m. ET to discuss this announcement. The conference call can be accessed via a live audio webcast available through the Merrill Lynch Investor Relations website at www.ir.ml.com or by dialing (888) 810-0245 (U.S. callers) or (706) 634-0180 (non-U.S. callers). On-demand replay of the webcast will be available from approximately 1:00 p.m. ET today at the same web address.
BlackRock’s investor presentation will be available on BlackRock’s website at www.blackrock.com prior to the beginning of the teleconference call.
About BlackRock
BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $452.7 billion of assets under management at December 31, 2005. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, BlackRock provides risk management, investment system outsourcing and financial advisory services to a growing number of institutional investors. Headquartered in New York City, the firm serves clients from offices in the U.S., Europe and Asia. BlackRock is majority owned by The PNC Financial Services Group, Inc. (NYSE: PNC) and by BlackRock employees. For additional information, please visit the Company’s website at www.blackrock.com.
This press release, and other statements that BlackRock may make, including statements about the benefits of the transaction with Merrill Lynch, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to factors previously disclosed in BlackRock’s Securities and Exchange Commission (SEC) reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s advised or sponsored investment products and separately managed accounts; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates, which may adversely affect the value of advisory fees earned by BlackRock; (14) the impact of changes to tax legislation and, generally, the tax position of the Company; and (15) the ability of BlackRock to consummate the transaction with Merrill Lynch and realize the benefits of such transaction.
BlackRock’s Annual Reports on Form 10-K and BlackRock’s subsequent reports filed with the SEC, accessible on the SEC’s website at http://www.sec.gov and on BlackRock’s website at http://www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on our website is not a part of this press release.
About Merrill Lynch

Merrill Lynch is one of the world’s leading wealth management, capital markets and advisory companies, with offices in 36 countries and territories and total client assets of approximately $1.8 trillion. As an investment bank, it is a leading global trader and underwriter of securities and derivatives across a broad range of asset classes and serves as a strategic advisor to corporations, governments, institutions and individuals worldwide. Through Merrill Lynch Investment Managers, the company is one of the world’s largest managers of financial assets. Firm wide, assets under management total $544 billion. For more information on Merrill Lynch, please visit www.ml.com.
This press release may contain forward-looking statements, including, for example, statements about management expectations, strategic objectives, growth opportunities, business prospects and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch’s control, which affect the operations, performance, business strategy and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility; actions and initiatives taken by current and potential competitors; general economic conditions; the effect of current, pending and future legislation, regulation, and regulatory actions; and the other additional factors described in Merrill Lynch’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and in its subsequent reports on Form 10-Q and Form 8-K, which are available on the Merrill Lynch Investor Relations website at www.ir.ml.com and at the SEC’s website, www.sec.gov.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
BlackRock intends to file with the Securities and Exchange Commission a Registration Statement on Form S-4, which will contain a proxy statement/prospectus in connection with the proposed transaction. The proxy statement/prospectus will be mailed to the stockholders of BlackRock. STOCKHOLDERS OF BLACKROCK ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement/prospectus (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission’s website (http://www.sec.gov) or by contacting our Secretary, BlackRock, Inc., 40 East 52nd Street, New York, New York 10022.
PARTICIPANTS IN THE SOLICITATION
BlackRock and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include BlackRock’s executive officers and directors. Further information regarding persons who may be deemed participants will be available in BlackRock’s proxy statement/prospectus to be filed with the Securities and Exchange Commission in connection with the transaction.

CONTACTS:

BlackRock

Walter Montgomery	Merrill Lynch
(646) 805-2002	Media Relations:
Jessica Oppenheim 212.449.2107
OR	jessica_oppenheim@ml.com

Kathleen Baum	Investor Relations:
(212) 810-5429	Jonathan Blum 866.607.1234
invrel@blackrock.com	investor_relations@ml.com